Exhibit 10.1

PURCHASE AND SALE AGREEMENT
(Cubic Override)

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made and entered into this 24th day of November, 2009, by and between Cubic Energy, Inc., a Texas corporation (“Cubic”), and Tauren Exploration, Inc., a Texas corporation (“Tauren”), upon and subject to the following terms and conditions:

1.             Defined Terms.  For purposes of this Assignment, the terms defined in this paragraph shall have the meanings herein assigned to them and capitalized terms defined in the opening paragraph of this Assignment and subsequent paragraphs by inclusion in quotation marks and parentheses shall have the meanings so assigned to them:

“Closing” has the meaning assigned to that term in Paragraph 4 of this Agreement.

“Deep Rights” means all intervals, formations, strata and depths below the base of the stratigraphic equivalent of the Cotton Valley sands, being defined as 10,055 (electric log measurements) in the Chesapeake Operating, Inc. - SRLT 29 No. 1 Well located in Section 29, Township 16 North, Range 15 West, Caddo Parish, Louisiana.

“Exco Drilling Credits” means the $30,952,810 of Deferred Purchase Price payable to or on behalf of Tauren at the time of each New Cash Call (as those terms are defined in the Exco PSA) as more particularly described in Paragraph 2(c) of the Exco PSA.

“Exco PSA” means the Purchase and Sale Agreement by and between Tauren Exploration, Inc. and EXCO Operating Company, L.P., dated October 30, 2009.

“Existing Burdens” means all royalties, overriding royalties, production payments, net profits interests, and all similar non-expense bearing interests burdening the Subject Leases, or production therefrom, which are evidenced by an instrument or instruments filed of record in Caddo or DeSoto Parish on or prior to the date of execution of this Agreement by Assignor.

“Net Revenue Interest” means the share of production of oil, gas or other minerals produced from the Subject Leases, or lands pooled or unitized therewith, that the owner of the Subject Leases is entitled to receive by virtue of its ownership thereof after deducting Existing Burdens.

“Subject Leases” means those oil, gas and mineral leases set forth and described in Exhibit A to this Agreement.

2.             Purchase and Sale of Subject Override Being Sold.  Subject to the terms and conditions of this Agreement, Cubic agrees to sell and convey and Tauren agrees to purchase and accept the Subject Override (as hereinafter defined) for the Purchase Price as set out in Paragraph 3 hereof.  The term “Subject Override” means an overriding royalty interest in and to all of Cubic’s interest in the Deep Rights in each of the Subject Leases equal to 95.24% of the positive difference, if any, between the Net Revenue Interest in such Subject Leases and a 75% Net Revenue Interest (out of 8/8ths), proportionately reduced, as more particularly described and set out in the form of Assignment of Overriding Royalty Interest attached hereto as Exhibit B (the “Override Conveyance”).

3.             Purchase Price for the Subject Override.  The purchase price for the Subject Override shall be payable by Tauren to Cubic by Tauren irrevocably assigning or causing to be assigned to Cubic the Exco Drilling Credits pursuant to the form of Assignment of Drilling Credits attached hereto as Exhibit C.

4.             Effective Date and Closing.  The conveyance of the Subject Override to Tauren shall be effective as of October 1, 2009 at 7:00 a.m. where the Subject Leases are located (the “Effective Date”), but titles thereof shall be delivered at the Closing which shall take place at the time and place set out in Section 8(a) hereof (the “Closing” or “Closing Time”).

5.             Representations, Warranties and Covenants of Cubic.  Cubic represents and warrants to Tauren as of the date hereof and will represent and warrant to Tauren at the Closing as follows:

(a)               Authority.  Cubic is duly organized, validly existing and in good standing under the laws of the State of Texas, and is duly qualified and in good standing to carry on its business in the State of Louisiana and has all requisite power and authority to enter into, deliver and perform this Agreement and to carry out the transactions contemplated by this Agreement.

(b)               Valid Agreement.  This Agreement constitutes the legal, valid and binding agreement of Cubic, and at Closing, all instruments required hereunder to be executed and delivered by Cubic shall constitute legal, valid and binding obligations of Cubic, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect, as well as general principles of equity.

(c)               Brokers.  Cubic has incurred no obligation or liability, contingent or otherwise, for brokers or finders fees with respect to this transaction for which Tauren shall have any obligation or liability.

(d)               Obligation to Close.  Cubic covenants to use its commercially reasonable efforts to take or cause to be taken all actions reasonably necessary or advisable to consummate the transactions contemplated by this Agreement and to insure that as of the Closing Time, it will not be under any material corporate, legal, governmental or contractual restriction that would prohibit or delay the timely consummation of such transaction.

6.             Representations, Warranties and Covenants of Tauren.  Tauren represents and warrants to Cubic as of the date hereof and will represent and warrant to Cubic at the Closing as follows:

(a)               Authority.  Tauren is duly organized, validly existing and in good standing under the laws of the State of Texas, and is duly qualified and in good standing to carry on its business in the State of Louisiana and has all requisite power and authority to enter into, deliver and perform this Agreement and to carry out the transactions contemplated by this Agreement.

(b)               Valid Agreement.  This Agreement constitutes the legal, valid and binding agreement of Tauren, and at Closing, all instruments required hereunder to be executed and delivered by Tauren shall constitute legal, valid and binding obligations of Tauren, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect, as well as general principles of equity.

(c)               Brokers.  Tauren has incurred no obligation or liability, contingent or otherwise, for brokers or finders fees with respect to this transaction for which Cubic shall have any obligation or liability.

(d)               Obligation to Close.  Tauren covenants to use its commercially reasonable efforts to take or cause to be taken all actions reasonably necessary or advisable to consummate the transactions contemplated by this Agreement and to insure that as of the Closing Time, it will not be under any material corporate, legal, governmental or contractual restriction that would prohibit or delay the timely consummation of such transaction.

7.             Conditions to Closing.

(a)               Cubic’s Conditions to Closing.  The obligations of Cubic under this Agreement are subject to each of the following conditions being met:

(i)            Representations True and Correct.  Each and every representation and warranty of Tauren under this Agreement shall be true and accurate in all material respects (except that those representations and warranties of Tauren that are qualified by materiality shall be true and correct in all respects) as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects, except as to changes specifically contemplated by this Agreement or consented to by Cubic.

(ii)           Prior Closing Under Exco PSA.  The Closing under the Exco PSA shall have occurred.

(iii)          Legal Process.  No order, decree, ruling or other legal process shall have been entered by any court or governmental agency having jurisdiction over the Parties or the subject matter of this Agreement that seeks to enjoin or prohibit this transaction and that remains in effect at the time of Closing.

(b)               Tauren’s Conditions to Closing.  The obligations of Tauren under this Agreement are subject to each of the following conditions being met:

(i)            Representations True and Correct.  Each and every representation and warranty of Cubic under this Agreement shall be true and accurate in all material respects (except that those representations and warranties of Cubic that are qualified by materiality shall be true and correct in all respects) as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects, except as to changes specifically contemplated by this Agreement or consented to by Tauren.

(ii)           Prior Closing Under Exco PSA.  The Closing under the Exco PSA shall have occurred.

(iii)          Legal Process.  No order, decree, ruling or other legal process shall have been entered by any court or governmental agency having jurisdiction over the Parties or the subject matter of this Agreement that seeks to enjoin or prohibit this transaction and that remains in effect at the time of Closing.

(iv)          Lien Releases.  Cubic shall provide duly signed copies of all mortgage, deed of trust and other lien releases, in a form acceptable to Tauren, associated with the Subject Override.

(c)               Negative Covenants.  Until Closing, Cubic shall not do any of the following with regard to the Subject Leases without Buyer’s consent:

(i)            Release all or any portion of a Subject Lease.

(ii)           Create any new lien, security interest or other encumbrance on any of the Subject Leases.

(iii)          Dispose of the Subject Leases or any part thereof.

8.             Closing.

(a)               Time and Place.  The Closing shall be held at the offices of Sonnenschein Nath & Rosenthal LLP, 2000 McKinney, Suite 1900, Dallas, Texas  75201 at 1:30 p.m. CST, November 24, 2009, or at such other time and place as the Parties shall mutually agree.

(b)               Cubic’s Deliveries.  At the Closing, Cubic shall deliver the following:

(i)            Cubic shall deliver a duly signed and acknowledged Override Conveyance in the form attached hereto as Exhibit B  (the “Override Assignment”); and

(ii)           Cubic shall deliver duly signed releases of all mortgages, deeds of trust and other liens burdening the Subject Override in forms reasonably acceptable to Tauren.

(c)               Tauren’s Deliveries.  At the Closing, Tauren shall deliver the following:

(i)            Tauren shall deliver or cause to be delivered a duly signed Assignment of Drilling Credits in the form attached hereto as Exhibit C.

9.             Miscellaneous.

(a)           Further Assurances.  The Parties agree to execute any documents, whether before or after the Closing, as may be reasonably requested, to aid the other Party in fulfilling the purpose of this Agreement.

(b)           Entire Agreement.  This Agreement, together with the Exhibits attached hereto and the Override Assignment and other documents to be delivered pursuant to the terms hereof, shall constitute the complete agreement between the Parties hereto and shall supersede all prior agreements, whether written or oral, and any representations or conversations with respect to the subject matter of this Agreement.

(c)           Notices.  All communications required or permitted under this Agreement shall be in writing and may be sent by facsimile.  Such communication shall be deemed made when actually received, or if mailed by registered or certified mail, postage prepaid, addressed as set forth below, shall be deemed made three days after such mailing.  Faxes will be deemed to be received at the time and day reflected in the fax confirmation sheet.  Either party may, by written notice to the other, change the address for mailing such notices.

Notices to Cubic:	Cubic Energy, Inc.
9870 Plano Road
Dallas, Texas 75232
Attn: Jon Ross
Telephone: 972-681-8047
Facsimile: 972-681-9687

Notices to Tauren:	Tauren Exploration, Inc.
9870 Plano Road
Dallas, Texas 75232
Attn: Calvin A. Wallen, III
Telephone: 972-681-8047
Facsimile: 972-681-9687

With a copy to:	Barry F. Cannaday
Sonnenschein Nath & Rosenthal LLP
2000 McKinney Ave., Suite 1900
Dallas, Texas 75201
Telephone: 214-259-1855
Facsimile: 214-259-0910

(d)           Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, and their successors and assigns.  No assignment of this Agreement by either Party shall be made without the prior, written consent of the other Party, which consent in the case of Cubic shall not be unreasonably withheld.

(e)           Law Applicable; Jurisdiction and Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its choice of law principles.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN DALLAS COUNTY, TEXAS. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE PARTIES IRREVOCABLY (I) ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF THESE COURTS; (II) WAIVE ANY OBJECTIONS WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (I) ABOVE AND HEREBY

FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; (III) AGREE THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT THEIR RESPECTIVE ADDRESSES PROVIDED IN ACCORDANCE WITH SECTION 9(c); AND (IV) AGREE THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

(f)            Headings.  The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms and provisions of this Agreement.

(g)           Timing.  Time is of the essence in this Agreement.

(h)           Expenses.  All fees, costs and expenses incurred by the Parties in negotiating this Agreement and in consummating the transactions contemplated by this Agreement shall be paid by the Party that incurred such fees, costs and expenses.

(i)            Amendment and Waiver.  This Agreement may be altered, amended or waived only by a written agreement executed by Cubic and Tauren.  No waiver of any provision of this Agreement shall be construed as a continuing waiver of the provision.

(j)            Announcements.  Except as Cubic reasonably believes to be required by applicable law, no Party shall publicly announce or otherwise publicize the existence of this Agreement, its terms and conditions or the transactions contemplated hereby without first providing the other Party the opportunity to review the proposed announcement and obtaining the other Party’s prior, written consent to such proposed announcement, which consent shall not be unreasonably withheld or delayed.

(k)           Parties in Interest.  This Agreement is binding upon and shall inure to the benefit of the Parties and, except where prohibited, their successors, representatives or assigns.

(l)            Third-Party Beneficiaries.  Unless expressly stated to the contrary, no third party is intended to have any rights, benefits or remedies under this Agreement.

(m)          Severance.  If any provision of this Agreement is found to be illegal or unenforceable, the other terms of this Agreement shall remain in effect and this Agreement shall be construed as if the illegal or unenforceable provision had not been included.

(n)           No Special Damages.  Notwithstanding anything herein to the contrary, neither party shall have any obligations with respect to this Agreement, or otherwise in connection herewith, for any special, consequential or punitive damages.

(o)           Counterpart Execution.  This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument.  It shall not be necessary for Cubic and Tauren to sign the same counterpart. This Agreement may be executed with signature pages exchanged via facsimile or electronic transmission, which shall be as effective as originals.

(p)           Tax Free Exchange.  Tauren, at its option and its sole cost and expense, may elect to participate in a tax-deferred exchange under Section 1031 of the Internal Revenue Code in connection with this transaction.  Cubic agrees to cooperate with Tauren in achieving such exchange.  Cubic agrees that Tauren may assign its interest in this Agreement to a “qualified intermediary” for the purpose of facilitating the exchange.  Tauren agrees to indemnify, defend and hold harmless Cubic from any and all liabilities, losses, damages, claims, causes of action, costs and/or expenses (including without limitation, reasonable attorney fees) incurred by or asserted against Cubic arising out of Cubic’s participation in Tauren’s exchange transaction.  Cubic, at its option and sole cost and expense, may elect to participate in a tax-deferred exchange under Section 1031 of the Internal Revenue Code in connection with this transaction.  Tauren agrees to cooperate with Cubic in achieving such exchange.  Tauren agrees that Cubic may assign its interest in this Agreement to a “qualified intermediary” for the purpose of facilitating the exchange.  Cubic agrees to indemnify, defend and hold harmless Tauren from any and all liabilities, losses, damages, claims, causes of action, costs and/or expenses (including without limitation, reasonable attorney fees) incurred by or asserted against Tauren arising out of Tauren’s participation in Cubic’s exchange transaction.

[Signatures on following page]

IN WITNESS WHEREOF the undersigned Parties have executed this Agreement as of the date hereinabove first written.

CUBIC ENERGY, INC.

By:	/s/ Jon S. Ross
Jon S. Ross
Secretary

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TAUREN EXPLORATION, INC.

By:	/s/ Calvin A. Wallen, III
Calvin A. Wallen, III,
President

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